                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ATLAS CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


               Delaware                              13-5503312
________________________________________  ____________________________________
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


  370 Seventeenth Street, Suite 3150,
             Denver, CO                                              80202
________________________________________                           ___________
(Address of principal executive offices)                            (Zip Code)


       Securities to be registered pursuant to Section 12(g) of the Act:

                7% Exchangeable Debentures due October 25, 2000
-------------------------------------------------------------------------------
                               (Title of Class)


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                        ______________________________
                               (Title of Class)


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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
             -------------------------------------------------------

     The description of the securities contained in Atlas Corporation's Registration Statement on Form S-3 (33-65165) filed with the Securities and Exchange Commission on December 19, 1995 is hereby incorporated by reference into this registration statement together with all amendments thereto now or hereafter filed.

ITEM 2.      EXHIBITS.
             --------

     The following exhibits are being filed as part of this registration statement:

     6.1 Indenture dated as of November 10, 1995 between the Company and Chemical Bank as Trustee (filed as Exhibit 4.1 to the Company's Registration Statement filed on Form S-3 (33-65165) filed with the Commission on December 19, 1995 under the Securities Act of 1933 and incorporated herein by reference).

     6.2 Escrow and Pledge Agreement dated as of November 10, 1995 between the Company and Chemical Bank as Trustee and Chemical Bank as Escrow Agent (filed as Exhibit 4.2 to Company's Registration Statement filed on Form S-3 (33-65165) filed with the Commission on December 19, 1995 under the Securities Act of 1933 and incorporated herein by reference).

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:

                                          ATLAS CORPORATION



                                     By:  /s/ Jerome C. Cain
                                          Name: Jerome C. Cain
                                          Title: Principal Financial Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                   Description                               Page
--------------                   -----------                               ----


     6.1 Indenture dated as of November 10, 1995 between the Company and Chemical Bank as Trustee (filed as Exhibit 4.1 to the Company's Registration Statement filed on Form S-3 (33-65165) filed with the Commission on December 19, 1995 under the Securities Act of 1933 and incorporated herein by reference).

     6.2 Escrow and Pledge Agreement dated as of November 10, 1995 between the Company and Chemical Bank as Trustee and Chemical Bank as Escrow Agent (filed as Exhibit 4.2 to Company's Registration Statement filed on Form S-3 (33-65165) filed with the Commission on December 19, 1995 under the Securities Act of 1933 and incorporated herein by reference).

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